DEAN HELLER
[NEVADA   Secretary of State
 STATE    204 North Carson Street Suite 1
 SEAL]    Carson City, Nevada 89701-4299                 FILED #C173-85
          (775) 684 5708                                        -------
          Website: secretaryofstate.biz
                                                          NOV 15 2004
--------------------------------------------
|                                          |            IN THE OFFICE OF
|      Certificate of Amendment            |            /s/ Dean Heller
| (PURSUANT TO NRS 78.385 and 78.390)      |     DEAN HELLER, SECRETARY OF STATE
|                                          |
--------------------------------------------

Important: Read attached instructions               ABOVE SPACE IS FOR
      before completing form.                         OFFICE USE ONLY


              Certificate of Amendment to Articles of Incorporation
              -----------------------------------------------------
                         For Nevada Profit Corporations
                         ------------------------------

          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.  Name of corporation:
--------------------------------------------------------------------------------
Bluegate Corporation
--------------------------------------------------------------------------------

2. The articles have been amended as follows (provide article numbers, if available):
--------------------------------------------------------------------------------
The total number of shares which the Corporation is authorized to issue is 60,000,000. The number of Common shares authorized is 50,000,000 and the par value of each share is $0.01 per share. The number of preferred shares authorized is 10,000,000 and the par value of each share is $0.01 per share.


--------------------------------------------------------------------------------
3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: majority vote

                                        ----------------------------------------
4.  Effective date of filing (optional):  11/23/04
                                        ----------------------------------------
                 (must not be later than 80 days after the certificate is filed)

5.  Officer Signature (required):  /s/ signature illegible   CEO
                                   ---------------------------------------------

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied           Nevada Secretary of State AM 78.209 2003
by appropriate fees.                                        Revised on: 11/05/03

          DEAN HELLER
[NEVADA   Secretary of State
 STATE    204 North Carson Street Suite 1
 SEAL]    Carson City, Nevada 89701-4299                 FILED #C173-85
          (775) 684 5708                                        -------
          Website: secretaryofstate.biz
                                                          NOV 15 2004
--------------------------------------------
|                                          |            IN THE OFFICE OF
|      Certificate of Change Pursuant      |            /s/ Dean Heller
|              to NRS 78.209               |     DEAN HELLER, SECRETARY OF STATE
|                                          |
--------------------------------------------

Important: Read attached instructions               ABOVE SPACE IS FOR
      before completing form.                         OFFICE USE ONLY

               Certificate of Change filed Pursuant to NRS 78.209
               --------------------------------------------------
                         For Nevada Profit Corporations
                         ------------------------------

1.  Name of corporation:
--------------------------------------------------------------------------------
Bluegate Corporation
--------------------------------------------------------------------------------
2. The board of directors have adopted a resolution pursuant to NRS 78.207 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:
--------------------------------------------------------------------------------
95,000,000 total shares consisting of 85,000,000 common shares with par value of $.001 per share and 10,000,000 preferred shares with par value of $.001 per share.
--------------------------------------------------------------------------------
4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:
--------------------------------------------------------------------------------
14,250,000 total shares consisting of 4,250,000 common shares with par value of $.001 per share and 10,000,000 preferred shares with par value of $.001 per share.
--------------------------------------------------------------------------------
5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:
--------------------------------------------------------------------------------
20-for-1 reverse split of common shares

--------------------------------------------------------------------------------
6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:
--------------------------------------------------------------------------------
Holders of less than 20 shares will receive 1 whole share
--------------------------------------------------------------------------------

                                            ------------------------------------
7.  Effective date of filing (optional):    11/23/04
                                            ------------------------------------
                                              (must not be later than 90 days
                                               after the certificate is filed)


                                                       -------------------------
8.  Officer Signature:  /s/ Signature illegible                   CEO
                      ----------------------------     -------------------------
                             Signature                        Title

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied           Nevada Secretary of State AM 78.209 2003
by appropriate fees.                                        Revised on: 10/24/03

          DEAN HELLER
          Secretary of state
[GRAPHIC  204 North Carson Street, Suite 1
OMITTED]  Carson City, Nevada 89701-4299
          (775) 684 5708                                FILED# C173-85
          Website: secretaryofstate.biz                        -------
                                                          NOV 15 2004
----------------------------------------
     CERTIFICATE OF CORRECTION                          IN THE OFFICE OF
   (PURSUANT TO NRS 78,78A, 80, 81,                      /s/ Dean Heller
  82, 84, 86, 87, 58, 88A, 89 AND 92A)           DEAN HELLER, SECRETARY OF STATE
----------------------------------------

Important: Read attached instructions         ABOVE SPACE IS FOR OFFICE USE ONLY
before completing form.

                            CERTIFICATE OF CORRECTION
                            -------------------------
      (PURSUANT TO NRS 78, 78A, 80, 81, 82, 84, 86, 87, 88, 88A, 89 AND 92A)
1. The name of the ENTITY for which correction is being made:
--------------------------------------------------------------------------------
Bluegate Corporation

--------------------------------------------------------------------------------
2. Description of the original document for which correction is being made:
--------------------------------------------------------------------------------
Certificate of Amendment

--------------------------------------------------------------------------------
3. Filing date of the original document for                ---------------------
   which correction is being made:                          November 2,2004
                                                           ---------------------
4. Description of the inaccuracy or defect.
--------------------------------------------------------------------------------
Certificates of Amendments incorrectly stated: "The total number of shares which the Corporation is authorized to issue is 60,000,000. The number of Common shares authorized is 50,000,000 and the par value of each share is $.001 per share. The number of preferred shares authorized is 10,000,000 and par value of each share is $.001 per share."



--------------------------------------------------------------------------------
5. Correction of the inaccuracy or defect.
--------------------------------------------------------------------------------
The total number of shares which the Corporation is authorized to issue is 95,000,000. The number of Common shares authorized is 85,000,000 and the par value of each share is $.001 per share. The number of preferred shares authorized is 10,000,000 and par value of each share is $.001 per share.



--------------------------------------------------------------------------------
6. Signature:
                             ------------------------     ----------------------
/s/ Signature illegible      CEO                          11-15-04
--------------------------   ------------------------     ----------------------
AUTHORIZED SIGNATURE          TITLE *                     DATE

*lf entity is a Corporation, it must be signed by an Officer if stock has been issued, OR an Incorporator or Director if stock has not been issued; a Limited -Liability Company, by a manager or managing members; a Limited Partnership or Limited-Liability Limited Partnership, by a General Partner; a Limited-Liability Partnership, by a Managing Partner; a Business Trust, by a Trustee.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by                       Nevada Secretary of State
appropriate fees.                                             AM Correction 2003
See attached fee schedule.                                  Revised on: 10/24/03

          DEAN HELLER
[NEVADA   Secretary of State
 STATE    204 North Carson Street Suite 1
 SEAL]    Carson City, Nevada 89701-4299                 FILED #C173-85
          (775) 684 5708                                        -------
          Website: secretaryofstate.biz
                                                          NOV 02 2004
--------------------------------------------
|                                          |            IN THE OFFICE OF
|      Certificate of Amendment            |            /s/ Dean Heller
| (PURSUANT TO NRS 78.385 and 78.390)      |     DEAN HELLER, SECRETARY OF STATE
|                                          |
--------------------------------------------

Important: Read attached instructions               ABOVE SPACE IS FOR
      before completing form.                         OFFICE USE ONLY

              Certificate of Amendment to Articles of Incorporation
              -----------------------------------------------------
                         For Nevada Profit Corporations
                         ------------------------------
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.  Name of corporation:  Crescent Communications, Inc.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
2. The articles have been amended as follows (provide article numbers, if available):

The name of the Corporation is changed to Bluegate Corporation. The total number
--------------------------------------------------------------------------------
of shares which the Corporation is authorized to issue is 60,000,000. The number
-------------------------------------------------------------------------------
of Common shares authorized is 50,000,000 and the par value of each share is
--------------------------------------------------------------------------------
$0.01 per share. The number of preferred shares authorized is 10,000,000 and the
--------------------------------------------------------------------------------
par value of each share is $0.01 per share.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: majority vote
                                                        ------------------------

4.  Effective date of filing (optional):
                                        ----------------------------------------
                                           (must not be later than 80 days
                                           after the certificate is filed)

5.  Officer Signature (required):  /s/ signature illegible
                                   ---------------------------------------------

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied           Nevada Secretary of State AM 78.209 2003
by appropriate fees.                                        Revised on: 11/05/03

          DEAN HELLER
[NEVADA   Secretary of State
 STATE    204 North Carson Street Suite 1                     C 173-85
                                                 -------------------------------
 SEAL]    Carson City, Nevada 89701-4299                 FILED #
          (775) 684 5708                                        -------
          Website: secretaryofstate.biz
                                                          JAN 26 2004
--------------------------------------------
|                                          |            IN THE OFFICE OF
|      Certificate of Amendment            |            /s/ Dean Heller
| (PURSUANT TO NRS 78.385 and 78.390)      |     DEAN HELLER, SECRETARY OF STATE
|                                          |
--------------------------------------------

Important: Read attached instructions               ABOVE SPACE IS FOR
      before completing form.                         OFFICE USE ONLY

              Certificate of Amendment to Articles of Incorporation
              -----------------------------------------------------
                         For Nevada Profit Corporations
                         ------------------------------
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.  Name of corporation:
-------------------------------------------------------------------------------
Crescent Communications, Inc.
-------------------------------------------------------------------------------
2. The articles have been amended as follows (provide article numbers, if available):
--------------------------------------------------------------------------------
ARTICLE II (a) The total number of shares of stock that the Corporation shall have authority to issue is 95,000,000 shares, consisting of 85,000, 000 shares of common stock, par value $.001 per share ("Common Stock", and 10,000,000 shares of preferred stock par value $.001 per share ("Preferred Stock"). (b) Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title at shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or no series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of the Directors (the Voting Stock"), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series there of unless a vote of any such holder; is required pursuant to any Preferred Stock Designation." SEE ATTACHED
---------------------------------------------------------------------------
3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:
                                                       -------------------------
                    4,474,031 c/s, 120 Series A, 23 Series B
--------------------------------------------------------------------------------

                                        ----------------------------------------
4.  Effective date of filing (optional):
                                        ----------------------------------------
                                             (must not be later than 90 days
                                              after the certificate is filed)

5.  Officer Signature (required):  /s/ signature illegible,    Secretary
                                   ---------------------------------------------

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied           Nevada Secretary of State AM 78.209 2003
by appropriate fees.                                        Revised on: 11/05/03

            CERTIFICATE OF AMENDMENT                     FILED # C 173-85
                                                                 --------
                    TO THE                                  JAN 26 2004
        RESTATED ARTICLES OF INCORPORATION                IN THE OFFICE OF
                      OF                                  /s/ Dean Heller
          CRESCENT COMMUNICATIONS, INC.          DEAN HELLER, SECRETARY OF STATE

We, the undersigned, David Loeschner, President of CRESCENT COMMUNICATIONS, INC., and Barbara Fullerton, Secretary of CRESCENT COMMUNICATIONS, INC., hereby certify that

Pursuant to Nevada Revised Statutes NRS 78.385 and NRS 78390, the undersigned corporation adopted the following Articles of Amendment to its Articles of Incorporation,

Article II of the Articles of Incorporation is amended in its entirety to read:

"Article II.

(a) The total number of shares of stock that the Corporation shall have authority to issue is 95,000,000 shares, consisting of 85,000, 000 shares of common stock, par value $.001 per share ("Common Stock"), and 10,000,000 shares of preferred stock par value $.001 per share ("Preferred Stock").

(b) Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications. limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to tune by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of Preferred Stock, may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of the Directors (the "Voting Stock"), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation."

     The Board of Directors recommended and consented to this amendment on April 1,2003. A majority of the shareholders of the corporation voted at a meeting of shareholders to amend the Articles of Incorporation. A total of 4,474,031,shares of common stock, 120 shares of the Series A Preferred Stock and 23 shares of the Series B

STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned authority, on this day personally appeared David Loeschner, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed,

     GIVEN UNDER MY HAND AND SEAL of office this 21st day of January ____, 2004.
                                                 ----




          (signed) /s/ Barbara C. Fullerton
                      ---------------------
     [Notary Seal]/s/ Barbara C. Fullerton
                     ---------------------
               NOTARY PUBLIC IN AND FOR THE
               STATE OF TEXAS

     My commission expires 11/13/07
                           --------


     --------------------------------------------------
     [GRAPHIC OMMITTED]       Barbara C. Fullerton
     Notary Public                Notary Public
     State of Texas               State of Texas
                               My Commission Expires
                               November 13, 2007
     --------------------------------------------------


STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned authority, on this day personally appeared Barbara Fullerton, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed,

     GIVEN UNDER MY HAND AND SEAL of office this 22 day of January 2004.
                                                ---

                     /s/ Loretta Crane
                     ---------------------
     [Notary Seal] /s/
                     ---------------------
     NOTARY PUBLIC IN AND FOR THE
     STATE OF TEXAS

     --------------------------------------------------------
     [GRAPHIC OMMITTED]           Loretta Crane
     Notary Public                Notary Public
     State of Texas               State of Texas
                               My Comm. Expires 12-13-07
     --------------------------------------------------------

     My commission expires 12/13/07
                           --------

Preferred Stock voted in favor of the amendment to the Articles of Incorporation, which constituted the vote of a majority of the shares entitled to vote on this amendment and a majority of each class of stock entitled to vote on this amendment.



          (signed) /s/ David Loeschner
                       --------------------------
                       David Loeschner, President




          (signed) /s/ Barbara Fullerton
                       ----------------------------
                       Barbara Fullerton, Secretary

STATE OF TEXAS
COUNTY OF HARRIS

     BEFORE ME, the undersigned authority, on this day personally appeared Jeffrey Olexa, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed,

     GIVEN UNDER MY HAND AND SEAL of office this 13th day of September, 2001.
                                                -----



                          (signed) /s/ Barbara C. Fullerton
                                   ------------------------
                          NOTARY PUBLIC IN AND FOR THE
                          STATE OF TEXAS

     [Notary Seal]

--------------------------------------------------
[GRAPHIC OMMITTED]        Barbara C. Fullerton
Notary Public                Notary Public
State of Texas               State of Texas
                         My Commission Expires
                           November 13, 2003
--------------------------------------------------


My commission expires 11/13/03
                      --------


STATE OF TEXAS
COUNTY OF HARRIS

     BEFORE ME, the undersigned authority, on this day personally appeared Manfred Sternberg, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed,

     GIVEN UNDER MY HAND AND SEAL of office this 13th day of September, 2001.
                                                -----


                          (signed) /s/ Barbara C. Fullerton
                                   ------------------------
                          NOTARY PUBLIC IN AND FOR THE
                          STATE OF TEXAS

     [Notary Seal]


--------------------------------------------------
[GRAPHIC OMMITTED]        Barbara C. Fullerton
Notary Public                Notary Public
State of Texas               State of Texas
                         My Commission Expires
                           November 13, 2003
--------------------------------------------------



My commission expires 11/13/03
                      --------

          DEAN HELLER
[NEVADA   Secretary of State
 STATE    204 North Carson Street Suite 1
 SEAL]    Carson City, Nevada 89701-4299
          (775) 684 5708
          Website: secretaryofstate.biz

--------------------------------------------
|                                          |
|      Certificate of Amendment            |
| (PURSUANT TO NRS 78.385 and 78.390)      |
|                                          |
--------------------------------------------

Important: Read attached instructions                ABOVE SPACE IS FOR
      before completing form.                         OFFICE USE ONLY

              Certificate of Amendment to Articles of Incorporation
              -----------------------------------------------------
                         For Nevada Profit Corporations
                         ------------------------------

          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.  Name of corporation:
-------------------------------------------------------------------------------
Crescent Communications, Inc.

-------------------------------------------------------------------------------
2. The articles have been amended as follows (provide article numbers, if available):
--------------------------------------------------------------------------------
ARTICLE II (a) The total number of shares of stock that the Corporation shall have authority to issue is 95,000,000 shares, consisting of 85,000, 000 shares of common stock, par value $.001 per share ("Common Stock", and 10,000,000 shares of preferred stock par value $.001 per share ("Preferred Stock"). (b) Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title at shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or no series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of the Directors (the Voting Stock"), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series there of unless a vote of any such holder; is required pursuant to any Preferred Stock Designation." SEE ATTACHED
---------------------------------------------------------------------------
3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:
                    4,474,031 c/s, 120 Series A, 23 Series B
--------------------------------------------------------------------------------

                                        ----------------------------------------
4.  Effective date of filing (optional):
                                        ----------------------------------------
                                            (must not be later than 90 days
                                            after the certificate is filed)

5.  Officer Signature (required):  /s/ signature illegible,    Secretary
                                   ---------------------------------------------

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied           Nevada Secretary of State AM 78.209 2003
by appropriate fees.                                        Revised on: 11/05/03

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                          CRESCENT COMMUNICATIONS, INC.

We, the undersigned, David Loeschner, President of CRESCENT COMMUNICATIONS, INC., and Barbara Fullerton, Secretary of CRESCENT COMMUNICATIONS, INC., hereby certify that:

Pursuant to Nevada Revised Statutes NRS 78.385 and NRS 78390, the undersigned corporation adopted the following Articles of Amendment to its Articles of Incorporation.

Article II of the Articles of Incorporation is amended in its entirety to read:

"Article II.

(a) The total number of shares of stock that the Corporation shall have authority to issue is 95,000,000 shares, consisting of 85,000, 000 shares of common stock, par value $.001 per share ("Common Stock"), and 10,000,000 shares of preferred stock par value $.001 per share ("Preferred Stock").

(b) Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications. limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to tune by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of Preferred Stock, may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of the Directors (the "Voting Stock"), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation."

     The Board of Directors recommended and consented to this amendment on April 1,2003. A majority of the shareholders of the corporation voted at a meeting of shareholders to amend the Articles of Incorporation. A total of 4,474,031,shares of common stock, 120 shares of the Series A Preferred Stock and 23 shares of the Series B

STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned authority, on this day personally appeared David Loeschner, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

     GIVEN UNDER MY HAND AND SEAL of office this 21st day of January ____, 2004.
                                                -----




             (signed) /s/ Barbara C. Fullerton
                      ------------------------
     [Notary Seal]/s/ Barbara C. Fullerton
                     -------------------------
             NOTARY PUBLIC IN AND FOR THE
             STATE OF TEXAS

     My commission expires 11/13/07
                           --------


     --------------------------------------------------
     [GRAPHIC OMMITTED]       Barbara C. Fullerton
     Notary Public                Notary Public
     State of Texas               State of Texas
                               My Commission Expires
                               November 13, 2007
     --------------------------------------------------


STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned authority, on this day personally appeared Barbara Fullerton, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

     GIVEN UNDER MY HAND AND SEAL of office this 22 day of January 2004.
                                                ---

                     /s/ Loretta Crane
                     ---------------------
     [Notary Seal] /s/
                     ---------------------
     NOTARY PUBLIC IN AND FOR THE
     STATE OF TEXAS

     --------------------------------------------------------
     [GRAPHIC OMMITTED]          Loretta Crane
     Notary Public                Notary Public
     State of Texas               State of Texas
                               My Comm. Expires 12-13-07
     --------------------------------------------------------

     My commission expires 12/13/07
                           --------

Preferred Stock voted in favor of the amendment to the Articles of Incorporation, which constituted the vote of a majority of the shares entitled to vote on this amendment and a majority of each class of stock entitled to vote on this amendment.



          (signed) /s/ David Loeschner
                       --------------------------
                       David Loeschner, President




          (signed) /s/ Barbara Fullerton
                       ----------------------------
                       Barbara Fullerton, Secretary

          DEAN HELLER
[NEVADA   Secretary of State
 STATE    204 North Carson Street Suite 1
 SEAL]    Carson City, Nevada 89701-4299
          (775) 684 5708
          Website: secretaryofstate.biz

--------------------------------------------
|                                          |
|      Certificate of Amendment            |
| (PURSUANT TO NRS 78.385 and 78.390)      |
|                                          |
--------------------------------------------

Important: Read attached instructions               ABOVE SPACE IS FOR
      before completing form.                         OFFICE USE ONLY

              Certificate of Amendment to Articles of Incorporation
              -----------------------------------------------------
                         For Nevada Profit Corporations
                         ------------------------------

          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.  Name of corporation:
--------------------------------------------------------------------------------
Crescent Communications, Inc.
--------------------------------------------------------------------------------
2. The articles have been amended as follows (provide article numbers, if available):
--------------------------------------------------------------------------------
ARTICLE II (a) The total number of shares of stock that the Corporation shall have authority to issue is 95,000,000 shares, consisting of 85,000, 000 shares of common stock, par value $.001 per share ("Common Stock", and 10,000,000 shares of preferred stock par value $.001 per share ("Preferred Stock").
(b) Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title at shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or no series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of the Directors (the Voting Stock"), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series there of unless a vote of any such holder; is required pursuant to any Preferred Stock Designation." SEE ATTACHED
--------------------------------------------------------------------------------
3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:
                    4,474,031 c/s, 120 Series A, 23 Series B
--------------------------------------------------------------------------------

                                        ----------------------------------------
4.  Effective date of filing (optional):
                                        ----------------------------------------
                                            (must not be later than 90 days
                                            after the certificate is filed)

5.  Officer Signature (required):  /s/ signature illegible,     Secretary
                                   ---------------------------------------------

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied           Nevada Secretary of State AM 78.209 2003
by appropriate fees.                                        Revised on: 11/05/03

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                          CRESCENT COMMUNICATIONS, INC.

We, the undersigned, David Loeschner, President of CRESCENT COMMUNICATIONS, INC., and Barbara Fullerton, Secretary of CRESCENT COMMUNICATIONS, INC., hereby certify that:

Pursuant to Nevada Revised Statutes NRS 78.385 and NRS 78390, the undersigned corporation adopted the following Articles of Amendment to its Articles of Incorporation.

Article II of the Articles of Incorporation is amended in its entirety to read:

"Article II.

(a) The total number of shares of stock that the Corporation shall have authority to issue is 95,000,000 shares, consisting of 85,000, 000 shares of common stock, par value $.001 per share ("Common Stock"), and 10,000,000 shares of preferred stock par value $.001 per share ("Preferred Stock").

(b) Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications. limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to tune by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of Preferred Stock, may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of the Directors (the "Voting Stock"), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation."

     The Board of Directors recommended and consented to this amendment on April 1,2003. A majority of the shareholders of the corporation voted at a meeting of shareholders to amend the Articles of Incorporation. A total of 4,474,031,shares of common stock, 120 shares of the Series A Preferred Stock and 23 shares of the Series B

STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned authority, on this day personally appeared David Loeschner, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

     GIVEN UNDER MY HAND AND SEAL of office this 21st day of January ____, 2004.
                                                -----




          (signed) /s/ Barbara C. Fullerton
                       --------------------
     [Notary Seal]/s/ Barbara C. Fullerton
                     ---------------------
               NOTARY PUBLIC IN AND FOR THE
               STATE OF TEXAS

     My commission expires 11/13/07
                           --------


     --------------------------------------------------
     [GRAPHIC OMMITTED]       Barbara C. Fullerton
     Notary Public                Notary Public
     State of Texas               State of Texas
                               My Commission Expires
                               November 13, 2007
     --------------------------------------------------


STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned authority, on this day personally appeared Barbara Fullerton, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

     GIVEN UNDER MY HAND AND SEAL of office this 22 day of January 2004.
                                                ---

                     /s/ Loretta Crane
                     ---------------------
     [Notary Seal] /s/
                     ---------------------
     NOTARY PUBLIC IN AND FOR THE
     STATE OF TEXAS

     --------------------------------------------------------
     [GRAPHIC OMMITTED]           Loretta Crane
     Notary Public                Notary Public
     State of Texas               State of Texas
                               My Comm. Expires 12-13-07
     --------------------------------------------------------

     My commission expires 12/13/07
                           --------

Preferred Stock voted in favor of the amendment to the Articles of Incorporation, which constituted the vote of a majority of the shares entitled to vote on this amendment and a majority of each class of stock entitled to vote on this amendment.



          (signed) /s/ David Loeschner
                       --------------------------
                       David Loeschner, President




          (signed) /s/ Barbara Fullerton
                       ----------------------------
                       Barbara Fullerton, Secretary

                              ARTICLES OF AMENDMENT
                    TO THE RESTATED ARTICLES OF INCORPORATION
                           OF BERENS INDUSTRIES, INC.

     CHANGING ITS NAME TO; CRESCENT COMMUNICATIONS, INC.

We, the undersigned, Jeffrey Olexa, President of Berens Industries, Inc., and Manfred Stemberg, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary of Berens Industries, Inc., do hereby certify that:

Pursuant to Nevada Revised Statutes Sec.78.385 and Sec.78390, the undersigned corporation adopted the following Articles of Amendment to its Restated Articles of Incorporation.

     Article I of the Restated Articles of Incorporation is amended in its entirety to read:


     1.      The name of the corporation shall be: CRESCENT COMMUNICATIONS, INC.

The Board of Directors recommended and consented to this change and amendment on July 23, 2001. A majority of the shareholders of the corporation consented pursuant to Sec.78.320 to change and amend the Articles of Incorporation. A total of 12,426,350 shares of common stock and 600 shares of the Series A Preferred Stock consented, which constituted the consent of a majority of the shares entitled to vote on this amendment.


                              /s/ Jeffery Olexa
                              --------------------------------------------------
                              by /s/ Jeffery Olexa
                              President, Berens Industries, Inc.



                              /s/ Manfred Sternberg
                              --------------------------------------------------
                              by /s/ Manfred Sternberg
                              Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary of Berens Industries, Inc.

                                                                       ---------

                                                                       EXHIBIT A

                                                                       ---------



                            ARTICLES OF INCORPORATION
                             BERENS INDUSTRIES, INC.

                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                            NATIONAL AIR CORPORATION

     National Air Corporation, pursuant to Sections 78.390 and 78.403 of the Nevada Revised Statutes, adopts this Amended and Restated Articles of Incorporation. The following Amended and Restated Articles of Incorporation was adopted by unanimous consent of the Board of Directors pursuant to Section
78.315 of the Nevada Revised Statutes and by Consent of Majority Stockholders pursuant to Section 78.320 of the Nevada Revised Statutes.

     The following Amended and Restated Articles of Incorporation amends the original Articles of Incorporation in its entirety, as follows:

                                   ARTICLE I.

     The name of the corporation shall be Berens Industries, Inc. (hereinafter called the "Corporation").

                                  ARTICLE II.

     The total number of shares of stock that the Corporation shall have authority to issue is 60,000,000, consisting of 50,000,000 shares of common stock, par value $.001 per share ("Common Stock"), and 10,000,000 shares of preferred stock par value $.001 per share ("Preferred Stock").

     Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of the directors (the "Voting Stock"), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

                                  ARTICLE III.

     The nature of the business of the Corporation and the objects or the purposes to be transacted, promoted, or carried on by it are as follows:

     To engage in any lawful activity for which Corporations may be incorporated under the Nevada General Corporation Law.

                                  ARTICLE IV.

     No fully paid shares of any class of stock of the Corporation shall be subject to any further call or assessment in any manner or for any cause. The good faith determination of the Board of Directors of the Corporation shall be final as to the value received in consideration of the issuance of fully paid shares.

                                   ARTICLE V.

     The Corporation shall have perpetual existence.

                                   ARTICLE VI.

     The holders of a majority of the outstanding shares of stock which have voting power shall constitute a quorum at a meeting of stockholders for the transaction of any business unless the action to be taken at the meeting shall require a greater proportion.

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to fix the amount to be reserved as working capital over and above its paid-in capital stock, and to authorize and cause to be executed, mortgages and liens upon the real and personal property of the Corporation.

                                  ARTICLE VII.

     The personal liability of die directors of the Corporation is hereby eliminated to the fullest extent permitted by the Nevada General Corporation
Law,  as  the  same  may  be  amended  and  supplemented.

                                  ARTICLE VIII.

     The Corporation shall, to the fullest extent permitted by the Nevada General Corporation Law, as the same may be amended and supplemented, indemnify any an all persons whom it shall have power to indemnify under said Law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

                                   ARTICLE IX.

     The corporation reserves the right to amend, alter, change, ore repeal any provision contained in these Articles of Incorporation in the manner now or hearafter prescribed by statute, and all rights conferred upon stockholder

                                   ARTICLE X.

     Shareholders of the Corporation shall not have cumulative voting rights nor preemptive rights.

                                   ARTICLE XI.

     Special meetings of the stockholders of the Corporation for any purpose or purposes may only be called at any time by the Board of Directors or a committee thereof, the Chairman of the Board, or the President.


     Signed the 2nd day of August, 1999.

                                   NATIONAL AIR CORPORATION


                                   By: Marc L. Berens
                                       ---------------------------------------
                                   Name: Marc L. Berens
                                   Title: President

                            BERENS INDUSTRIES, INC.
                              OFFICER'S CERTIFICATE

     I, Marc Berens, President of Berens Industries, Inc., a Nevada corporation (the Corporation), hereby certify that:

     1. Attached hereto as Exhibit "A" is a true and correct copy of the Corporation's Articles of Incorporation;

     2. Attached hereto as Exhibit "B" is a true and correct copy of the Corporation's Bylaws;

     3. Attached hereto as Exhibit "C" are true and correct copies of resolutions adopted by the Corporation's Board of Directors dated the 13th day of July, 2001.


     IN WITNESS WHEREOF, I have executed this Certificate and have affixed the seal of the Corporation this the 19th day of July, 2001.



                                                       /s/ Marc Berens
                                                       -------------------------
                                                       Marc Berens
                                                       President

                THIS FORM SHOULD A COMPANY AMENDED AND/OR RESTATE
               ARTICLES OF INCORPORATION FOR A NEVADA CORPORATION

1.   Name of corporation:  National Air Corporation
                          ------------------------------------------------------

2.   Date of adoption of Amended and/or Restated Articles:  August 2, 1999
                                                          ----------------------

3. If the articles were amended, please indicate what changes have been made:_______________

     (a) Was there a name change? Yes [_] No [_]. If yes, please indicate new address:

               Berens Industries, Inc.
          ----------------------------------------------------------------------

     (b) Did you change your resident agent? Yes [_] No [X]. If yes, please indicate new address:

          ----------------------------------------------------------------------

     (c) Did you change the purposes? Yes [_] No [X]. Did you add Banking? [_], Gaming? [_], Insurance [_], None of these? [_].
                                                              ------------------

     (d) Did you change the capital stock Yes [X] No [_]. If yes, what is the new capital stock?

          Common Stock - authorized 50,000,000, par value $0.001 Preferred
          ----------------------------------------------------------------------
          Stock - authorized 10,000,000, par value $0.001
          ----------------------------------------------------------------------

     (e) Did you change the directors? Yes [_] No [X]. If yes, indicate the change: ________________

     (f)  Did you add the directors liability provision? Yes [X] No [_].

     (g) Did you change the period of existences? Yes [_] No [X]. If yes, what is the new existence?

          ----------------------------------------------------------------------


     (h) If none of the above apply, and you have amended or modified the articles, how did you change your articles?

          ----------------------------------------------------------------------


                                                          /s/ Marc I. Berens
                                                          ----------------------
                                                               Signature

                                                       Marc I. Berens, President
                                                       -------------------------
                                                       Name and Title of Officer

                                                             August 2, 1999
                                                             --------------
                                                                  Date

State of Texas        }
         ------------
                      }
County of Harris      }
          -----------

On August 2, 1999 personally appeared before me, a Notary Public,  __________
   --------------
who acknowledged that he/she executed the above document.

                                                       -------------------------

                                                             Notary Public

[Stamp/Seal]